UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   --------
                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               November 24, 2005

                          CRESCENDO ACQUISITION CORP.
              --------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   Delaware                             50804                           N/A
(State or other jurisdiction of incorporation) (Commission file number) (IRS Employer Identification Number)

                       c/o Sofigen Treuunternehmen reg.
                                Ratikonstr. 33
                                 Postfach 443
                                 FL-9490 Vaduz
                           Furstentum Liechtenstein
                   ----------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                +423-233 31 88
                           -------------------------
                           (ISSUER TELEPHONE NUMBER)

                                P.O. Box 42198
                       Philadelphia, Pennsylvania 19101
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

                          FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


SECTION 1  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 1, 2006 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated November 24, 2005, Industrial & Family Holdings Ltd., a Marshall Islands corporation ("IFH"), purchased 11,648,000 shares of
Crescendo Acquisition Corp., a Delaware corporation (the "Company" or "Registrant"), common stock from William Tay, the sole shareholder, officer and director of the Company. Immediately afterwards, IFH transferred these same shares to W.I.P. World International Project SA. Luxenbourg of 16 Avenue de La Porte Neuve, BP 6661-2016 Luxembourg.


ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of a Share Purchase Agreement, IFH purchased 11,648,000 shares of the Company's common stock from William Tay, the sole shareholder, officer and director of the Company. The total of 11,648,000 shares represents 100% of the Company's issued and outstanding common stock. IFH will pay a total of $50,000 to William Tay for his shares and has paid $37,500 to date. The balance of the payment in the amount of $12,500 is expected to be paid within a day from the date of this report. Immediately afterwards, IFH transferred these same shares to W.I.P. World International Project SA. Luxenbourg. As part of the Acquisition and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers have occurred:

- William Tay resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective February 1, 2006.

- Georgio Endrizzi was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, and Secretary as of February 1, 2006.

- Further, Georgio Endrizzi was appointed as the sole member of the Board of Directors of the Company.

- William Tay then resigned as a member of the Board of Directors of the Company.

In connection with this change in control, the Company's new office address will be at c/o Sofigen Treuunternehmen reg., Ratikonstr. 33, Postfach 443, FL-9490 Vaduz, Furstentum Liechtenstein. The telephone number at this location is +423-233 31 88.


ITEM  5.02   DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL   OFFICERS;   ELECTION  OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

William Tay resigned as the Company's Director effective as of February 1, 2006. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

William Tay resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective February 1, 2006.

Georgio Endrizzi was appointed as the Company's Chief Executive Officer, Chief Financial Officer, President, Secretary and sole Director as of February 1, 2006.


ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

        (a) Financial Statements of Business Acquired.

        None.

        (b) Pro Forma Financial Information.

        None.

        (c) Exhibits.

        10.1 Share Purchase Agreement dated as of November 24, 2005 between William Tay and Industrial & Family Holding Ltd.

        99.1     Resignation from William Tay.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CRESCENDO ACQUISITION CORP.


                                          /s/ William Tay
                                          -----------------------------------
                                          By: William Tay
                                          Title: President


Dated: February 1, 2006

                                 EXHIBIT INDEX


EXHIBIT NUMBER            DESCRIPTION OF EXHIBIT

10.1 Share Purchase Agreement dated November 24, 2005, by and between Industrial & Family Holding Ltd. and William Tay.

17.1                      Resignation from William Tay dated February 1, 2005.

                                                                   EXHIBIT 10.1

                           SHARE PURCHASE AGREEMENT

       This  Agreement  made  as  of  the       day  of                    2005
("Agreement"), by and between WILLIAM TAY, with an address at P.O. Box 42198, Philadelphia, Philadelphia, PA 19101 ("Seller"), and Industrial & Family
Holding Ltd. with an address at Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 or assigns ("Purchaser").


                             W I T N E S S E T H:

       WHEREAS, Seller is the record owner and holder of 11,500,000 Common Shares, par value $.001 par value (the "Shares"), of CRESCENDO ACQUISITION CORP., a Delaware corporation ("Corporation"), which Corporation has 11,648,000 shares of common stock, issued and outstanding as of the date of this Agreement, as more fully described in the attached Exhibit A.

       WHEREAS, Purchaser desires to purchase 11,648,000 of the Shares from Seller and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Corporation's Shares, it is hereby agreed, as follows:

       1. Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing, 11,648,000 of Seller's Shares for a total price of
(the "Purchase Price").

       2. Good Faith Deposit. At the signing of this Agreement, Purchaser agrees to wire transfer to an account to be designated by Seller, the sum of as an initial deposit to Seller. At the Closing, as defined below, Purchaser will pay the balance of the Purchase Price, to Seller by wire transfer.

       3.    Closing.   The purchase and sale of the Shares shall take place on
or before                  2005;  at  such  time and place as the Purchaser and
Seller mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At Closing, Purchaser shall deliver to Seller, in cash, by wire transfer to an account to be designated by Seller, the balance of the Purchase Price in the amount of , and Seller will immediately deliver the following to Purchaser: (A) the certificates representing the Shares transferred hereunder, duly endorsed for transfer to the Purchaser or accompanied by appropriate stock powers, (B) the original of the Certificate of Incorporation and bylaws, (C) all corporate books and records (including all accounting records and SEC filings to date); and (D) written resignations of incumbent directors and officers of the Corporation.

       4.    Representations  and  Warranties  of  Seller.    Seller,  as  sole
director and officer of Corporation, hereby represents and warrants to Purchaser that:

       (i) Corporation is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on the business it is now being conducted. Corporation and/or Seller do not require any consent and/or authorization, declaration or filing with any government or regulatory authority to undertake nay actions herein;
       (ii) Corporation has filed with the United States Securities and Exchange Commission (`SEC") a registration statement on Form 10-SB that became effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section 12(g) thereunder.
       (iii) Corporation has timely filed and is current on all reports required to be filed by it pursuant to Sections 13 and 15 of the Securities Exchange Act of 1934.
       (iv) Corporation is newly formed with no financial information available other than the financial information included in its SEC filings;
       (v) There are no legal actions, suits, arbitrations, or other administrative, legal or governmental proceedings threatened or pending against the Corporation and/or Seller or against the Seller or other employee, officer, director or stockholder of Corporation. Additionally, Seller is not aware of any facts which may/might result in or form a basis of such action, suit, arbitration or other proceeding on any basis whatsoever;
       (vi) The Corporation has no subsidiaries or any direct or indirect ownership interest in any other corporation, partnership, association, firm or business in any manner;
       (vii) The Corporation and/or Seller does not have in effect nor has any present intention to put into effect any employment agreements, deferred compensation, pension retirement agreements or arrangements, options arrangements, bonus, stock purchase agreements, incentive or profit-sharing plans;
       (viii)No person or firm has, or will have, any right, interest or valid claim against the Corporation for any commission, fee or other compensation in connection with the sale of the Shares herein as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or Seller or anyone acting on behalf of the Corporation and/or Seller;
       (ix)  The  business  and operation of the Corporation has  and  will  be conducted in accordance with all applicable laws, rules, regulations, judgments. Neither the execution, delivery or performance of this Agreement (A) violates the Corporation's by-laws, Articles of Incorporation, Shareholder Agreements or any existing resolutions; and, (B) will cause the Corporation to lose any benefit or any right or privilege it enjoys under the Securities Act ("Act") or other applicable state securities laws;
       (x) Corporation has not conducted any business and/or entered into any agreements with third-parties;
       (xi) This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Corporation and/or Seller a party or by which they are bound;
       (xii) Seller is the legal and beneficial owner of the Shares and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances;
       (xiii)Seller warrants that the Corporation being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold Purchaser and the Corporation harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of Seller or the Corporation prior to, or during the closing contemplated by this contract of sale; and,
       (xiv) The information contained on Exhibit A is true and correct.

       5. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller that:

       (i)   Purchaser has the power and authority to  execute and deliver this
                    Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;
       (ii)  The execution, delivery and performance  of  this  Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Purchaser is a party or by which Purchaser is bound;
       (iii) At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising; and,
       (iv)  Purchaser is purchasing  the Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.
       (v)   The  Purchaser  is  an "accredited investor" as defined under Rule
                    501 under the Securities Act.
       (vi)  Purchaser hereby agrees  that  such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

       6. Notices. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein:

                    Seller:             William Tay
                                        P.O. Box 42198
                                        Philadelphia, PA 19101

                    Purchaser:          Industrial & Family Holding Ltd.
                                        Ajeltake Road, Ajeltake Island
                                        Majuro, Marshall Islands MH96960

       7. Governing Law. This Agreement shall be interpreted and governed in accordance with the laws of the State of Pennsylvania. The parties herein waive trial by jury. In the event that litigation results or arise out of this Agreement or the performance thereof, the parties agree that the prevailing party is entitled to reimbursement for the non-prevailing party of reasonable attorney's fee, costs, expenses, in addition to any other relief to which the prevailing party may be entitled.

       8.    Conditions  to  Closing.   The  Closing is  conditioned  upon  the
fulfillment by the Seller of the satisfaction of the representations and warranties made herein being true and correct in all material respects as of the date of Closing.

       9. Severability. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

       10. Entire Agreement. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

       11. Invalidity. If any paragraph of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

       12. Gender and Number; Section Headings. Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

       13. Amendments. No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

       14. Assignment. Neither party may assign this Agreement without the express written consent of the other party. Any agreed assignment by the Seller shall be effectuated by all the necessary corporate authorizations and governmental and/or regulatory filings.

       15. Closing Documents. Seller and Purchaser agree, at any time, to execute, and acknowledge where appropriate, and to deliver any and all documents/instruments, and take such further action, which may necessary to carry out the terms, conditions, purpose and intentions of this Agreement. This paragraph shall survive the Closing.

       16. Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements or understandings among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

       17. Facsimile Signatures. Execution of this Agreement and delivery of signed copies thereof by facsimile signatures from the parties hereto or their agents is acceptable to the parties who waive any objections or defenses based upon lack of an original signature.

       18. Publicity. Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

       IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.




                                 /s/ Giorgio Endrizzi
                                 -----------------------------------
                                 BY: Giorgio Endrizzi
                                 ITS: Director
                                 Industrial & Family Holding Ltd.



                                 /s/ William Tay
                                 -----------------------------------
                                 BY: William Tay

                                                                   EXHIBIT 17.1

                                  William Tay
                                P.O. Box 42198
                          Philadelphia, PA 19101 USA



February 1, 2006

To: Board of Directors
Crescendo Acquisition Corp.
c/o Sofigen Treuunternehmen reg.
Ratikonstr. 33
Postfach 443
FL-9490 Vaduz
Furstentum Liechtenstein

ATTN: Mr. Giorgio Endrizzi

Dear Sirs:

The undersigned, being the sole shareholder, director and officer of Crescendo Acquisition Corp., a Delaware corporation (the "Company"), hereby resign from any and all offices with the Company, including, but not limited to, his offices as Director, Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary of the Company, which resignation shall be effective immediately.

The resignation is not due to any disagreement with the Company on any matter relating to the Company's operations, policies, practices, or otherwise.

Further, the undersigned confirm that he has no claim against the Company whether in respect of remuneration, severance payments, pensions, expenses or compensation for loss of office or in any other respect whatsoever.

Sincerely,

/s/ William Tay
-----------------------------------
William Tay